SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 5(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

RESOURCE HOLDINGS, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-53334	26-2809162
(State of incorporation)	(Commission File No.)	(IRS Employee Identification No.)

11753 Willard Avenue
Tustin, CA  92782
(Address of Principal Executive Offices)

(714) 832-3249
(Issuer Telephone number)

SMSA EL PASO II ACQUISITION CORP.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On June 15, 2010, Resource Holdings, Inc. (formerly SMSA El Paso II Acquisition Corp., the “Company”) received notification from S.W. Hatfield, CPA (“Hatfield”) of its resignation as the Company’s independent registered public accounting firm. The resignation of Hatfield was not sought or recommended by the board of directors of the Company.

Hatfield’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for such years contained going concern qualifications because the Company had no sustainable operations or assets as of the date of such reports.

Except as provided in this Current Report on Form 8-K, during the years ended December 31, 2009 and 2008, and through June 14, 2010, there were no disagreements between the Company and Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Hatfield’s satisfaction, would have caused Hatfield to make reference thereto in its reports on the consolidated financial statements of the Company for such years.

On June 15, 2010, Hatfield advised the Company that it was resigning because it had submitted a list of comments and questions to the Company relating to the Company’s interim financial statements for the quarter ended March 31, 2010 and the draft of the Company’s Form 10-Q for such period and the Company filed the Form 10-Q prior to the completion of Hatfield’s review of the financial statements and without providing Hatfield with the requested information. Management of the Company believes that they provided substantially all of the information that Hatfield requested and that it was their understanding that Hatfield’s review of the financial statements was complete at the time the Form 10-Q was filed. Moreover management believes that any discrepancies between Hatfield’s comments and the disclosures contained in the filed Form 10-Q were not material. After receipt of the resignation letter a member of the board of directors of the Company discussed the disagreement with Hatfield and the board of directors authorized Hatfield to respond fully to the inquiries, if any, of the Company’s successor accountant, when appointed, concerning the subject matter of the disagreement.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2009 and 2008, or through June 14, 2010.

The Company has furnished Hatfield with a copy of the foregoing disclosure and requested that Hatfield furnish it with a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of the letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

No successor accountant has been engaged at this time.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from S.W. Hatfield, CPA to the Securities and Exchange Commission, dated June 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA El Paso II Acquisition Corp.

By:	/s/ Michael Campbell
Michael Campbell
Chief Executive Officer and President

Dated:  June 21, 2010

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from S.W. Hatfield, CPA to the Securities and Exchange Commission, dated June 18, 2010.